UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 18, 2007

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On October 18, 2007, the Board of Directors of 1st Constitution Bancorp (the “Company”) approved an amendment to Sections 1 and 2 of Article IV of the by-laws of the Company (the “By-laws”), effective immediately, to expressly provide that the Company may issue shares of its common stock in uncertificated or book-entry form and to make certain additional conforming changes to the By-laws.

A conformed copy of the By-laws, as amended, is filed herewith as Exhibit 3(ii)(A).  A copy of the amendment to the By-laws is filed herewith as Exhibit 3(ii)(B) and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit 3(ii)(A)     By-laws of 1st Constitution Bancorp, as amended (conformed copy)

Exhibit 3(ii)(B)    1st Constitution Bancorp Amendment No. 2 to By-laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: October 22, 2007	By:	/s/ JOSEPH M. REARDON
		Name:	Joseph M. Reardon
		Title:	Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Title

Exhibit 3(ii)(A)	By-laws of 1st Constitution Bancorp, as amended (conformed copy)

Exhibit 3(ii)(B)	1st Constitution Bancorp Amendment No. 2 to By-laws